UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2007 (December 3, 2007)
CLARCOR INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11024	36-0922490

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
840 Crescent Centre Drive, Suite 600, Franklin, TN       37067

(Address of principal executive offices)                (Zip Code)

Registrant’s telephone number, including area code	615-771-3100

(Former name or former address, if changed since last report).
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On December 3, 2007, CLARCOR Inc., a Delaware corporation (“CLARCOR”), completed its acquisition of Perry Equipment Corporation, a Texas corporation (“PECO”), pursuant to the Agreement and Plan of Merger, dated as of October 17, 2007 (the “Merger Agreement”), by and among CLARCOR, PECO Acquisition Company, a Delaware corporation and wholly-owned subsidiary of CLARCOR (“Merger Sub”), PECO, and PECO Management LLC, as the Shareholder Representative.
     Under the terms of the Merger Agreement, PECO was merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly-owned subsidiary of CLARCOR. The merger consideration paid to the shareholders of PECO at closing was approximately $163,000,000 (subject to certain adjustments described below), consisting of (i) 2,137,797 shares of CLARCOR common stock, par value $1.00 per share and (ii) cash in the amount of approximately 80,050,000. The amount of the merger consideration is subject to a post-closing adjustment based on the adjusted working capital of PECO as of the closing, which is currently anticipated to be favorable to CLARCOR. Of the merger consideration, $6,000,000 in cash and 278,513 shares of CLARCOR common stock having an approximate fair market value of $10,000,000 (the “Escrowed Fund”) has been deposited in escrow to cover any claim by CLARCOR for indemnification in accordance with the terms of the Merger Agreement. All of the Escrowed Fund will be available to satisfy any claims made on or prior to January 31, 2009, $10,000,000 will be available to satisfy certain claims made on or prior to January 31, 2011 and $5,000,000 will be available to satisfy certain claims made on or prior to January 31, 2014.
     The Company will file with the Securities and Exchange Commission (the “SEC”) the financial statements and pro forma financial information required to be filed pursuant to Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X under the Securities Act of 1933, as amended, within 71 days of the date on which this Current Report on Form 8-K was required to be filed with the SEC.
Item 8.01 Other Events.
     On October 17, 2007, CLARCOR issued a press release announcing the completion of its acquisition of PECO. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
         99.1           Press Release dated December 3, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARCOR INC.
By:	/s/ Richard M. Wolfson
Richard M. Wolfson
Vice President, General Counsel and Secretary

Date: December 4, 2007

EXHIBIT INDEX

No.	Exhibit

99.1	Press Release dated December 3, 2007